Exhibit A

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, $.01 par value, of BioWhittaker, Inc., and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.


         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 26th day of August, 1997.


                                    --------------------------------------------
                                    Douglas Schloss*


                                    /s/ Richard P. Schloss
                                    --------------------------------------------
                                    Richard P. Schloss


                                    /s/ Mark K. Schmidt
                                    --------------------------------------------
                                    Mark K. Schmidt


                                    MARCUS SCHLOSS & CO., INC.

                                    By: /s/ Richard P. Schloss
                                       -----------------------------------------
                                       Richard P. Schloss
                                       President


                                    MSC PARTNERS, L.P.
                                    By:Rexford Management, Inc.
                                        General Partner


                                    By: /s/ Richard P. Schloss
                                       -----------------------------------------
                                       Richard P. Schloss
                                       Senior Vice President

                                    REXFORD MANAGEMENT, INC.


                                    By: /s/ Richard P. Schloss
                                       -----------------------------------------
                                       Richard P. Schloss
                                       Senior Vice President


                                    REXFORD OFFSHORE, L.L.C.


                                    By:  /s/ Richard P. Schloss
                                       -----------------------------------------
                                       Richard P. Schloss
                                       Managing Member


                                    REXFORD FUND, INC.


                                    By:  /s/ Richard P. Schloss
                                       -----------------------------------------
                                       Richard P. Schloss
                                       Treasurer























--------------------------

* Douglas Schloss is not available at the date of this Agreement. It is expected that his signature to the August 26, 1997 Schedule 13D amendment will be added through a further amendment.



                                  Page 25 of 25